VAN KAMPEN UNIT TRUSTS, SERIES 783

                  THE DOW JONES LARGE CAP VALUE STRATEGY 2008-3

               SUPPLEMENT TO THE PROSPECTUS DATED AUGUST 14, 2008



     Notwithstanding anything to the contrary in the prospectus, the stock of Lehman Brothers Holdings, Inc. has been liquidated from the trust set forth above due to serious adverse credit factors.



SUPPLEMENT DATED: SEPTEMBER 11, 2008